Exhibit 99.2

Fourth Quarter 2011 Supplemental Financial Information

TABLE OF CONTENTS

Pro-Rata Consolidated

Statements of Operations: 3

Year ended 12/31/2011 and 12/31/2010 (Non-GAAP)

Adjusted EBITDA (Non-GAAP) 4

EBITDA by Segment (Non-GAAP) 5

Balance Sheet 6

Capitalization Summary 7

Investment Account Comparison 8

Investment Account Summary 9

Operating Performance Summary: Multifamily 10

Operating Performance Summary: Office 11

Operating Performance Summary: Loans, Loan Pools 12

Operating Performance Summary: Residential, Other 13

Debt Schedule 14

Note about Non-GAAP financial information included in this presentation

In addition to the results reported in accordance with U.S. generally accepted accounting principles (“GAAP”) included within this presentation, Kennedy Wilson Holdings, Inc. (“Kennedy Wilson”) has provided certain information, which includes non-GAAP financial measures (pro-rata consolidated statements of operation, EBITDA and Adjusted

[GRAPHIC APPEARS HERE]

EBITDA). Such information is reconciled to its closest GAAP measure in accordance with the rules of the Securities and Exchange Commission and is included within this presentation. Management believes that these non-GAAP financial measures are useful to both management and Kennedy Wilson’s shareholders in their analysis of the business and operating performance of Kennedy Wilson. Management also uses this information for operational planning and decision-making purposes. Non-GAAP financial measures are not and should not be considered a substitute for any GAAP measures. Additionally, non-GAAP financial measures as presented by Kennedy Wilson may not be comparable to similarly titled measures reported by other companies.

2

PRO-RATA CONSOLIDATED STATEMENTS OF OPERATIONS

Year ended December 31, 2011 and 2010 (Non-GAAP)

	FOR THE YEAR ENDED					
	December 31, 2011			December 31, 2010		
	Consolidated	Pro Rata Unconsolidated Investments	Proforma Total	Consolidated	Pro Rata Unconsolidated Investments	Proforma Total
Revenue						
Management and leasing fees	$ 27,116,000	$ -	$ 27,116,000	$ 21,330,000	$ -	$ 21,330,000
Commissions	29,960,000	-	29,960,000	11,734,000	-	11,734,000
Sale of real estate	417,000	39,804,000	40,221,000	13,472,000	3,751,000	17,223,000
Rental and other income	5,140,000	54,760,000	59,900,000	4,000,000	34,869,000	38,869,000
Interest income	-	12,492,000	12,492,000	-	14,425,000	14,425,000
Total revenue	62,633,000	107,056,000	169,689,000	50,536,000	53,045,000	103,581,000
Operating expenses						
Commission and marketing expenses	3,965,000	-	3,965,000	3,186,000	-	3,186,000
Compensation and related expenses	41,129,000	700,000	41,829,000	38,155,000	-	38,155,000
Merger-related compensation and related expenses	-	-	-	2,225,000	-	2,225,000
Cost of real estate sold	397,000	33,400,000	33,797,000	11,526,000	2,473,000	13,999,000
General and administrative	14,456,000	1,300,000	15,756,000	11,314,000	-	11,314,000
Depreciation and amortization	2,798,000	13,900,000	16,698,000	1,618,000	10,054,000	11,672,000
Rental operating expenses	3,308,000	20,900,000	24,208,000	1,913,000	14,959,000	16,872,000
Total operating expenses	66,052,000	70,200,000	136,252,000	69,937,000	27,486,000	97,423,000
Equity in joint venture income	12,507,000	(12,507,000)	-	10,548,000	(10,548,000)	-
Interest income from loan pool participations and notes receivable	7,886,000	(7,886,000)	-	11,855,000	(11,855,000)	-
Operating income	16,974,000	16,463,000	33,437,000	3,002,000	3,156,000	6,158,000
Non-operating income (expense)						
Interest income	2,306,000	(2,306,000)	-	854,000	(854,000)	-
Remeasurement gain	6,348,000	5,800,000	12,148,000	2,108,000	-	2,108,000
Fair value gain	-	4,296,000	4,296,000	-	6,200,000	6,200,000
Gain on extinguishment of debt	-	1,100,000	1,100,000	16,670,000	5,300,000	21,970,000
Loss on extinguishment of debt	-		-	(4,788,000)		(4,788,000)
Interest expense	(20,507,000)	(23,453,000)	(43,960,000)	(7,634,000)	(13,802,000)	(21,436,000)
Other non-operating expenses	-	(1,900,000)	(1,900,000)	-		-
Income before benefit from (provision for) income taxes	5,121,000	-	5,121,000	10,212,000	-	10,212,000
Benefit from (provision for) income taxes	2,014,000	-	2,014,000	(3,727,000)	-	(3,727,000)
Income from continuing operations	7,135,000	-	7,135,000	6,485,000	-	6,485,000
Income from discontinued operations, net of income taxes	8,000	-	8,000	-	-	-
Gain from sale of real estate, net of income taxes	335,000	-	335,000	-	-	-
Net income	$ 7,478,000	$ -	$ 7,478,000	$ 6,485,000	$ -	$ 6,485,000

KENNEDY WILSON
thriving on opportunity

3

ADJUSTED EBITDA (Non-GAAP)

December 31,

2011 2010 2009

Net income (loss) $7,478,000 $6,485,000($9,657,000)

Add back:

Interest expense 20,507,000 7,634,000 13,174,000

Kennedy Wilson’s share of interest expense included in investment in joint ventures 23,453,000 13,802,000 10,468,000

Depreciation and amortization 2,798,000 1,618,000 1,122,000

Kennedy Wilson’s share of depreciation and amortization included in investment in joint ventures 13,900,000 10,054,000 7,474,000

Loss on early extinguishment of corporate debt—4,788,000 -

Income taxes(2,014,000) 3,727,000(3,961,000)

EBITDA 66,122,000 48,108,000 18,620,000

Merger-related compensation expense—2,225,000 16,120,000

Stock-based compensation 5,055,000 8,094,000 2,314,000

Adjusted EBITDA $71,177,000 $58,427,000 $37,054,000

4

EBITDA BY SEGMENT (Non-GAAP)

Year ended December 31,

2011 2010 2009

Services

Revenue $ 57,076,000 $ 33,064,000 $ 24,095,000

Operating expenses 31,499,000 23,701,000 20,569,000

Operating income 25,577,000 9,363,000 3,526,000

Net income 25,577,000 9,363,000 3,526,000

Add back:

Depreciation and amortization 143,000 117,000 70,000

EBITDA $ 25,720,000 $ 9,480,000 $ 3,596,000

Investments

Revenue $ 5,557,000 $ 17,472,000 $ 62,114,000

Operating expenses 21,722,000 27,585,000 50,377,000

Equity in joint venture income 12,507,000 10,548,000 8,019,000

Income from loan pool participations and notes receivable 7,886,000 11,855,000 -

Operating income 4,228,000 12,290,000 19,756,000

Net income 11,388,000 30,392,000 14,322,000

Add back:

Interest expense 1,552,000 676,000 5,106,000

Kennedy Wilson’s share of interest expense included in investment in joint ventures 23,453,000 13,802,000 10,468,000

Depreciation and amortization 2,420,000 1,342,000 919,000

Kennedy Wilson’s share of depreciation and amortization

included in investment in joint ventures 13,900,000 10,054,000 7,474,000

EBITDA $ 52,713,000 $ 56,266,000 $ 38,289,000

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BALANCE SHEET

December 31,

2011 2010

Assets

Cash and cash equivalents $ 115,926,000 $ 46,968,000

Accounts receivable 3,114,000 2,097,000

Accounts receivable—related parties 15,612,000 7,062,000

Notes receivable 7,938,000 20,264,000

Notes receivable—related parties 33,269,000 3,837,000

Real estate, net of accumulated depreciation 115,880,000 82,701,000

Investments in joint ventures 343,367,000 266,853,000

Investment in loan pool participations 89,951,000 25,218,000

Marketable securities 23,005,000 33,000

Other assets 20,749,000 8,850,000

Goodwill 23,965,000 23,965,000

Total assets $ 792,776,000 $ 487,848,000

Liabilities

Accounts payable $ 1,798,000 $ 1,504,000

Accrued expenses and other liabilities 24,262,000 9,064,000

Accrued salaries and benefits 14,578,000 10,721,000

Deferred tax liability 18,437,000 25,871,000

Senior notes payable 249,385,000 -

Notes payable—24,783,000

Borrowings under line of credit—27,750,000

Mortgage loans payable 30,748,000 35,249,000

Convertible subordinated debt—-

Junior subordinated debentures 40,000,000 40,000,000

Total liabilities 379,208,000 174,942,000

Equity

Common stock 5,000 4,000

Additional paid-in capital 407,335,000 284,669,000

Retained earnings 9,708,000 17,777,000

Accumulated other comprehensive income 5,035,000 9,043,000

Shares held in treasury at cost(11,848,000)(11,301,000)

Total Kennedy-Wilson Holdings, Inc. stockholders’ equity 410,235,000 300,192,000

Noncontrolling interests 3,333,000 12,714,000

Total equity 413,568,000 312,906,000

Total liabilities and equity $ 792,776,000 $ 487,848,000

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CAPITALIZATION SUMMARY

March 9, 2012(1) December 31, 2011 December 31, 2010

Market Data

Common stock price per share $13.93 $10.60 $9.99

Common stock and convertible preferred stock

Basic shares outstanding 51,825,998 51,825,998 40,179,906

Series A mandatory convertible preferred(2) 8,058,018 8,058,018 8,058,018

Series B mandatory convertible preferred(3) 3,042,056 3,042,056 3,042,056

Total fully-diluted shares outstanding 62,926,072 62,926,072 51,279,980

Equity Market Capitalization $876,560,179 $667,016,360 $512,286,997

Debt

Senior notes payable $249,385,000 $249,385,000 -

Notes payable — — 24,783,000

Borrowings under line of credit — — 27,750,000

Mortgage loans payable 30,748,000 30,748,000 35,249,000

Junior subordinated debentures 40,000,000 40,000,000 40,000,000

Total debt $320,133,000 $320,133,000 $127,782,000

Non-controlling Interest 3,333,000 3,333,000 12,714,000

Total Capitalization $1,200,026,179 $990,482,360 $652,782,997

Less: cash and cash equivalents($115,926,000)($115,926,000)($46,968,000)

Total Enterprise Value $1,084,100,179 $874,556,360 $605,814,997

Warrants outstanding(4) 6,435,644 6,435,644 9,807,445

(1)	Column includes common stock price as of March 9, 2012 but all other data is as of December 31, 2011.
(2)	$100 million of Series A mandatory convertible preferred with a mandatory conversion date of May 19, 2015 and a conversion rate of $12.41 per share.
(3)	$32.5 million of Series B mandatory convertible preferred with a mandatory conversion date of November 3, 2018 and a conversion rate of $10.70 per share.
(4)	The warrants carry an exercise price of $12.50 and expire on November 14, 2014.
7

INVESTMENT ACCOUNT COMPARISON

Kennedy-Wilson Holdings, Inc. and Subsidiaries
Investment Account Detail
(in millions)

	12/31/2011	12/31/2010
Investment in joint ventures	$ 343.4	$ 266.9
Real estate	115.9	82.7
Mortgage debt	(30.7)	(35.2)
Notes receivable	41.2	24.1
Loan pool participations	90.0	25.2
Marketable securities	23.0	-
Total	$ 582.8	$ 363.7

Investment Account Detail at December 31, 2011

	Multifamily	Loans Secured by Real Estate	Office	Residential	Other	Total
California	$ 103.8	$ 96.4	$ 50.8	$ 2.5	$ -	$ 253.5
Japan	112.1	-	9.3	-	-	121.4
Hawaii	-	7.1	-	72.6	-	79.7
Pacific Northwest	27.5	3.0	1.5	3.3	-	35.3
United Kingdom and Ireland	-	60.0	-	-	23.0	83.0
Other	0.2	4.8	0.7	0.1	4.1	9.9
Total	$ 243.6	$ 171.3	$ 62.3	$ 78.5	$ 27.1	$ 582.8

Investment Account Detail at December 31, 2010

	Multifamily	Loans Secured by Real Estate	Office	Residential	Other	Total
California	$ 67.3	$ 63.7	$ 18.3	$ 3.9	$ -	$ 153.2
Japan	108.3	-	6.1	-	-	$ 114.4
Hawaii	-	6.6	-	51.0	-	$ 57.6
Pacific Northwest	23.6	2.9	1.5	2.3	-	$ 30.3
United Kingdom and Ireland	-	-	-	-	-	$ -
Other	0.1	4.9	0.8	0.3	2.1	$ 8.2
Total	$ 199.3	$ 78.1	$ 26.7	$ 57.5	$ 2.1	$ 363.7

KENNEDY WILSON
thriving on opportunity®
8

INVESTMENT ACCOUNT SUMMARY

(as of December 31, 2011)

Equity Investments by Year

5% 3% 1999

29% 11%

2007

3% 2008

2009

2010

2011

49%

[GRAPHIC APPEARS HERE]

Equity Investments by Location

2%

14% California

6% Japan

43% Hawaii

Pacific Northwest

14% Europe

Other

21%

Equity Investments by Product Type

5%

13%

Multifamily

42% Loan

11% Office

Residential

Other

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29%

OPERATING PERFORMANCE SUMMARY: MULTIFAMILY

($ in millions)

# of # of Stabilized Pre-Promote Book

Properties Units Occupancy(1) NOI(2) NOI Debt(3) Ownership % Equity

California 21 7,224 94.0% $67.4 $70.2 $862.0 24.7% $103.8

Japan(4) 50 2,410 95.4% 30.3 31.0 333.3 41.5% 112.1

Pacific Northwest 8 3,285 94.8% 22.6 23.0 255.2 33.7% 27.5

Other 2 266 89.8% 0.8 0.9 5.8 9.6% 0.2

Total 81 13,185 94.5% $121.1 $125.1 $1,456.3 33.4% $243.6

(1)	As of December 31, 2011.
(2)	Represents trailing twelve month Net Operating Income, including annualized figures for assets acquired during the year.
(3)	Debt represents 100% debt balance against properties.
(4)	Foreign exchange rate of ¥50 = $1 USD related to NOI, stabilized NOI and debt.

Enclave, Petaluma, California

Bella Vista, San Pablo, California

Club Palisades, Federal Way, Washington

OPERATING PERFORMANCE SUMMARY: *OFFICE*

($ in millions)

	# of Properties	Total Sq. Ft.	Occupancy[1]	NOI[2]	Net Operating Income Stabilized NOI	Debt[3]	Pre-Promote Ownership %	Book Equity
California	15	2,408,307	84.7%	$26.6	$39.4	$410.1	16.6%	$50.8
Japan	1	9,633	100.0%	0.5	0.5	-	82.0%	9.3
Pacific Northwest	1	558,664	79.2%	5.4	11.0	-	2.2%	1.5
Other	5	554,877	78.3%	3.8	4.0	26.5	4.8%	0.7
Total	**22**	**3,531,481**	**83.5%**	**$36.3**	**$54.9**	**$436.6**	**25.8%**	**$62.3**

[1] As of December 31, 2011.
[2] Represents trailing twelve month Net Operating Income, including annualized figures for assets acquired during the year.
[3] Debt represents 100% debt balance against properties.


NATIONAL BANK of California



Office Portfolio, Los Angeles, California



KENNEDY WILSON
thriving on opportunity®

11

OPERATING PERFORMANCE SUMMARY: *LOANS, LOAN POOLS*
($ in millions)

LOAN POOLS

	# of Loans(1)	Initial UPB(2)	# of Unresolved Loans	Total Resolutions	Current UPB	Pre-PromoteKW Share of Current UPB (net of venture-level debt)	Venture-level Debt(3)	Pre-Promote Ownership %	KW Book Equity
California	100	$510.8	49	$200.3	$263.0	$39.7	$74.7	21.1%	$34.7
Hawaii	1	26.3	1	-	26.3	$6.6	13.2	50.3%	6.1
Europe(4)	24	2,065.2	18	376.5	1,665.5	95.4	225.7	12.5%	60.0
2011 Totals	**125**	**$2,602.3**	**68**	**$576.8**	**$1,954.7**	**$141.6**	**$313.6**	**17.7%**	**$100.8**

LOANS

	# of Loans	Current UPB	WAV Interest Rate	Venture-level Debt(2)	Pre-Promote Ownership %	KW Book Equity
California	5	$66.4	12.5%	$2.7	100.0%	$66.4
Hawaii	1	1.0	8.0%	-	100.0%	1.0
Pacific Northwest	2	3.0	9.2%	-	100.0%	3.0
2011 Totals	**8**	**$70.4**	**12.3%**	**$2.7**	**100.0%**	**$70.4**

(1) Represents total number of loans at initial acquisition of respective pools.
(2) Unpaid Principal Balance.
(3) Venture-level debt represents 100% debt balance against properties.
(4) Estimated foreign exchange rate is £0.63 = $1 USD. KW owns a 50% interest in an entity which in turn owns 25% of the loan pool. The entity has a loan of $225.7 million as of December 31, 2011.

KENNEDY WILSON
thriving on opportunity

12

OPERATING PERFORMANCE SUMMARY: *RESIDENTIAL, OTHER*

($ in millions)

RESIDENTIAL

	# of Investments	Total Units	Total Acres	Finished Lots	Debt[1]	Pre-Promote Ownership %	KW Book Equity
California	4	16	-	301	-	17.7%	$2.5
Hawaii	6	1	3,243	64	-	74.6%	72.6
Pacific Northwest	1	3	-	-	-	83.5%	3.3
Other	1	-	50	-	-	5.0%	0.1
2011 Totals	**12**	**20**	**3,293**	**365**	**$0.0**	**73.1%**	**$78.5**

OTHER

	# of Investments	Debt[1]	Pre-Promote Ownership %	KW Book Equity
Europe	1	-	100.0%	23.0
Other	4	-	100.0%	4.1
Total	**5**	**$0.0**	**100.0%**	**$27.1**

[1] *Debt represents 100% debt balance against properties.*



Dillingham Ranch, Oahu, Hawaii



Santee Village, Los Angeles, California

KENNEDY WILSON

thriving on opportunity

13

DEBT SCHEDULE
($ in millions)

	Kennedy Wilson Consolidated Debt			Unconsolidated Asset Level Debt		Total Consolidated Debt + KW Share of Unconsolidated Asset Level Debt
Maturity	Unsecured Corporate Debt	Asset-level Debt	Total	Total	KW Share	
2012	-	-	-	$305.1	$50.5	$50.5
2013	-	4.4	4.4	198.6	70.0	74.4
2014	-	0.2	0.2	290.4	61.5	61.7
2015	-	12.2	12.2	191.5	60.7	72.9
2016	-	0.3	0.3	110.8	42.9	43.2
2017	-	0.3	0.3	179.7	43.6	43.9
2018	-	13.3	13.3	211.4	55.8	69.1
2019	-	-	-	77.8	22.1	22.1
2020	-	-	-	80.6	18.0	18.0
Thereafter	290.0	-	290.0	532.6	245.1	535.1
	$290.0	$30.7	$320.7	$2,178.6	$670.2	$990.9

Weighted average interest rate (KW Share)	5.7%
Weighted average remaining maturity in years (KW Share)	6.0

KENNEDY WILSON
thriving on opportunity®

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